ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES	12 Months Ended
Dec. 31, 2022
ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

K.ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

ASC 740, Income Taxes (“ASC 740”) clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. ASC 740 also provides guidance on derecognition, measurement, classification, interest and penalties, and disclosure requirements.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	2022	2021	2020
Gross unrecognized tax benefits beginning of year	$3,603	$3,892	$4,166
(Decrease) increase in tax positions for prior years	(216)	437	(82)
Increase in tax positions for current year	764	839	730
Lapse in statute of limitations	(934)	(1,565)	(922)
Gross unrecognized tax benefits end of year	$3,217	$3,603	$3,892

Our effective tax rate would have been affected by the unrecognized tax benefits had this amount been recognized as a reduction to income tax expense.

We recognized interest and penalties for unrecognized tax benefits in our provision for income taxes. The liability for unrecognized tax benefits included accrued interest and penalties of $0.3 million for the year December 31, 2022 and $0.5 million for each of the years December 25, 2021, and December 26, 2020.

We file income tax returns in the United States and in various state, local and foreign jurisdictions. The federal and a majority of state and foreign jurisdictions are no longer subject to income tax examinations for years before 2017. A number of routine state and local examinations are currently ongoing. Due to the potential for resolution of state examinations, the expiration of various statutes of limitation, and new positions that may be taken, it is reasonably possible that the amount of unrecognized tax benefits that would reverse through the income statement in the next twelve months is $1.2 million.